UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Board of Directors

On May 13, 2019, the maximum number of directors comprising the Company’s Board of Directors (the “Board”) was increased from 13 to 15 (with the precise number of directors to be determined from time to time by resolution of the Board) and the actual number of directors comprising the Board was increased from 11 to 14. Prior to such increase, the Board was comprised of 11 directors and two vacant seats. Immediately following the increase, the Board appointed three individuals as directors of the Company to fill three of the four vacancies, leaving one seat vacant.

The identities of the three new directors of the Company, and the class of director into which each has been assigned, are set forth in the following chart:

Director	Class	Expiration of Initial Term of Director
Kathleen Mason	Class I	2019
Dennis Lockhart	Class II	2020
David Chaveson	Class III	2021

Director Indemnification Agreements

On May 13, 2019, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the new directors. The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company's bylaws (the “Bylaws”) and generally provide that the Company shall indemnify the Indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

The description of the form of Indemnification Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2019, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2019, the Board adopted an amendment to the Bylaws of the Company increasing the maximum number of directors comprising the Board from 13 to 15, with the precise number of directors to be determined from time to time by resolution of the Board. In addition, the amendment clarifies an existing provision of the Bylaws that permits directors to be removed only for cause and only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors cast at a stockholders meeting called for that purpose. A copy of the Bylaw amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Bylaws of GWG Holdings, Inc.
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on April 30, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: May 17, 2019	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Bylaws of GWG Holdings, Inc.
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on April 30, 2019)

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